Exhibit 99.1

August 2016 Egalet Advancing Next-Generation Abuse-Deterrent Opioids NASDAQ: EGLT

Founded around Guardian™ Technology 2 Product & pipeline target large markets & designed to address top FDA priority 2 Proprietary technology Established commercial infrastructure

Robust Pipeline 3 Approved Late-Stage Early-Stage SPRIX® (ketorolac tromethamine) Nasal Spray Short-term pain ARYMO™ ER, AD morphine Chronic pain Egalet-002, AD, ER oxycodone Chronic pain Egalet-004, AD ER Hydrocodone Chronic pain OXAYDO® (oxycodone HCl, USP) Tablets for oral use only – CII Acute and chronic pain Egalet-003, AD Stimulant Ph 1 Ph 2 Pivotal NDA Filed Marketed Guardian Technology Commercial Products SPRIX® Nasal Spray for outside US Short-term pain Preclinical Partnered Products

Guardian™ Technology Confers Physical and Chemical Barriers to Abuse 4 Polyethylene oxide (PEO) + Chemical (polymer matrix) Injection molding machine Physical (hardness) Well-characterized process, differentiated by heat & pressure Viscous hydrogel on contact with liquid Extended-release profile with physical and chemical abuse-deterrent properties

Lead Proprietary Abuse-Deterrent Candidate: ARYMO™ ER

6 6 Morphine is the Most Commonly Prescribed ER Opioid in the U.S 98.5% are non abuse-deterrent 1.5% ADFs ER Morphine Prescriptions January-April 2016 IMS (National Prescription Audit) Database Dispensed ER Prescriptions (in millions) Year Morphine Fentanyl Oxycodone Methadone Other Moieties Oxymorphone IMS National Prescription Audit (2011-2015)

ARYMO ER Provides a Broad Abuse-Deterrent Profile 7 ARYMO ER Designed to Deter Common Routes of Abuse MANIPULATED ORAL SNORTING IV INJECTION Hard tablet Would be difficult to chew Resistant to particle size reduction and morphine extraction Cannot be reduced to a snortable powder Cannot be extracted for injection in needles preferred by abusers

Clinical Data Support Approval of AD ARYMO™ ER ARYMO™ ER bioequivalent to MS Contin at all intended dosage strengths No clinically significant food effect No evidence of alcohol dose dumping Strong Category 1 study No household tools able to grind ARYMO into small particles Very difficult to get into a syringe Positive Category 3 clinical human abuse potential (HAP) studies 15 mg 30 mg 60 mg 8

FDA Advisory Committee Supported Potential ARYMO™ ER Label 9 Product ARYMO ER Embeda® MorphaBond™ Oral claim Intranasal claim Injection No alcohol dose dumping Black box

ARYMO™ ER Could be on Market in 1Q17* *for the management of pain severe enough to require daily, around-the-clock, opioid treatment and for which alternative treatments are inadequate 10 Commercial launch Q1/17 NDA submitted Dec 2015 NDA accepted Feb 2015 FDA Advisory Committee supported approval and abuse-deterrent labeling PDUFA 10/14/16

Small Percentage of Large Market Could be Significant Source: NPA Audit from July 2013 to June 2016. 6.5 MM Retail ER Morphine Market 11 6.5 MM Prescriptions $500 WAC $3.25 B 6% to 8% market share $195 to $260 MM Market Opportunity X = 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 AVINZA EMBEDA KADIAN MS-CONTIN ORAMORPH SR MORPHINE SULF

Egalet-002, an abuse-deterrent, extended-release oxycodone

Egalet-002, AD/ER Oxycodone, in Late-Stage Development* *for the management of pain severe enough to require daily, around-the-clock, opioid treatment and for which alternative treatments are inadequate 13 Pivotal Phase 3 program ongoing NDA submission mid-17 Hard matrix surrounded by hard shell Resistant to particle size reduction & chemical extraction Forms viscous hydrogel on contact with liquid can’t draw up into a syringe Reduces risk of accidental misuse via chewing Reduces risk of intential abuse via snorting or IV injection Oxycodone is highest selling ER opioid; $2.5 B in sales in 2013

Egalet-002 in Late-Stage Development

Study	Status
Category 1 abuse-deterrent studies	√
Clinical alcohol interaction study	√
Phase 3 open label, long-term safety study	Ongoing
Randomized withdrawal efficacy/safety study	Ongoing
Category 3 intranasal HAP (will compare to OxyContin)	Data H2:16
Category 3 oral HAP (will compare to OxyContin)	Data mid-17

NDA submission mid-17

Egalet

© Copyright 2016. Egalet Corporation

14

Focused Commercial Strategy

Products Brought in Advance of ARYMO ER Launch 16 EGALET-001 EGALET-002 EGALET-002 Accelerated transformation into a commercial company w/ revenues two years ahead of plan Established commercial presence to ensure successful launch of Guardian™ Technology abuse-deterrent products Created pain franchise with complementary products

Concentrated prescriber base 71 TMs cover ~ 11,500 high-decile ER & IR pain medicine prescribers Targeted sales force reaching HCPs who can write SPRIX®, OXAYDO® and ultimately ARYMO™ ER and Egalet-002 Assessing plans for expansion to support ARYMO Pain is Well Suited for Specialty Sales Model 17

SPRIX® Nasal Spray, a Potent NSAID w/ Rapid Absorption 18

SPRIX® Nasal Spray Product Opportunity PATIENTS NSAIDS Ibuprofen Diclofenac Celecoxib Meloxicam SPRIX Opioids Hydrocodone Oxycodone Oxymorphone Morphine Broad Indication for Short-term (up to 5 days) Pain Relief 19

New Prescribers Continue to Expand by > 27% Q v Q 27% Cumulative SPRIX Nasal Spray Prescribers Since Launch 20 1922 2436 0 500 1000 1500 2000 2500 3000 02/2015 03/2015 04/2015 05/2015 06/2015 07/2015 08/2015 09/2015 10/2015 11/2015 12/2015 01/2016 02/2016 03/2016 04/2016 05/2016 06/2016

Augmenting SPRIX Reach to HCPs through Partnerships 21 11,500 Pain HCPs Dentists Israel, West Bank, Gaza

OXAYDO®, Only IR Oxy Designed to Discourage Abuse 22

Market Need for Abuse-Deterrent IR Opioids 23 FDA announced relabeling of IR opioids in recognition of IR opioid abuse Prescriptions of IR opioids increased 2010-20141 “U.S. outpatient retail pharmacy utilization patterns analyzed in this review suggest that utilization of oxycodone SE IR increased by approximately 50% during 5-year time period studied from 2010 through 2014.” 91% of all prescription opioid abusers have abused IR opioids1 62% of the time non-oral routes of administration are used1 1 FDA Advisory Committee Briefing Materials http://www.fda.gov/downloads/AdvisoryCommittees/CommitteesMeetingMaterials/Drugs/AnestheticAndAnalgesicDrugProductsAdvisoryCommittee/UCM461639.pdf (Sep2015) 2 Radars Sytem. 3rd Quarter Technical Report on Abuse of IR Opioids. http://radars.org/Portals/1/TechReports/2015%203Q%20QTR.pdf?ver=2015-11-25-142525-770 (3Q2015)

Weekly Rx for OXAYDO Continues to Increase 24 OXAYDO Prescriptions per Week -50 50 100 150 200 250 10/9/2015 11/9/2015 12/9/2015 1/9/2016 2/9/2016 3/9/2016 4/9/2016 5/9/2016 6/9/2016 7/9/2016

Commercial Momentum Continues to Build Net product sales $3.5 MM for the quarter ended June 30, 2016 SPRIX Nasal Spray Net revenue of $2.7 MM 21% growth Added over 500 new prescribers OXAYDO Net revenue of $720,000 73% growth Added over 400 new prescribers 25

Next Horizon: Stimulant Abuse is a Big Problem

~900,000
Americans abuse prescription stimulants every month

=

10.8 MILLION
Americans abuse prescription stimulants annually

~ 2/3 of college seniors
will be offered prescription stimulants for nonmedical use during their college career[2]

20% of students
report abusing prescription stimulants at least once in their lifetime[3]



1 Stimulant Addiction and Abuse. Addiction Center Web Site. https://www.addictioncenter.com/stimulants/ Published October 1 2015. Accessed January 4 2016.
2 Prescription Drug Abuse Statistics. CLAAD Web Site. http://claad.org/rx-drug-abuse-stats/ Accessed January 4 2016.
3 New Survey: Misuse and Abuse of Prescription Stimulants Becoming Normalized Behavior Among College Students, Young Adults. Partnership for Drug-Free Kids. http://www.drugfree.org/newsroom/adhd-survey-2014 Published November 13 2015. Accessed January 4 2016.

Egalet

© Copyright 2016. Egalet Corporation

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Egalet-003 Development Path to Registration We have formulation experience with stimulants Regulatory strategy is a 505(b)(2) path based on bioequivalence (BE) Development plan similar to ARYMO™ ER Initial in vitro formulation design to achieve desired release profile Initial clinical PK study to identify optimal formulation in vivo Establish IVIVC model Pivotal PK studies to demonstrate BE across the dosage range Food effect study at highest dosage strength Full complement of Category 1, 2 & 3 AD studies consistent with FDA opioid guidance 27 Goal: File Egalet-003 IND second half of 2016

Financials and Conclusion

Financial Highlights Strong cash position of nearly $104 MM Growth of SPRIX & OXAYDO revenue Expect expenses $22 - $25 MM/quarter Investment in commercial manufacturing expansion of approximately $8 MM 29 1Q16 2Q16 2Q16 Balance Sheet Data Cash $ 123,618 $ 103,668 Working capital $ 102,089 $ 78,950 Total debt $ 76,000 $ 76,000 Income Statement Net revenue $ 2,563 $ 3,450 Operating expenses $ 18,820 $ 24,334 Net loss $ (18,549) $ (23,777) Cash Flow Cash used in operations $ (18,298) $ (17,034) Cash used in ivesting activities $ (3,610) $ (2,652) All other $ (182) $ (264) Net decrease in cash $ (22,090) $ (19,950)

2016 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 30 April, 2016 06 September, 2016 Launch 31 December, 2016 30 June, 2017 30 March, 2018 NDA 29 February, 2016 IND H2:16 30 September, 2016 PDUFA 10/14 14 October, 2016 IN HAP H2:16 31 December, 2016 Oral HAP H1:17 30 June, 2017 30 June, 2017 Dosage H2:17 30 September, 2017 36.6 wks 2016 - 2016 Phase 3 Program 117.2 wks January 1, 2016 - March 31, 2018 43.4 wks January 1, 2016 - October 31, 2016 91.2 wks January 1, 2016 - September 30, 2017 Sustainable Growth with Numerous Milestones in Next 24 Months NDA Launch 2017 2018 ALERRT 30 Ad Comm ARYMO Eg-003 Eg-002 OXAYDO

31 OXAYDO® Acute and chronic pain ARYMO™ ER, AD, ER morphine Chronic pain Egalet-002, AD, ER oxycodone Chronic pain 2016 2017 2018 Promising Future View of Egalet 2015 Egalet-003, AD, stimulant ADHD Egalet-004, AD ER Hydrocodone Exact timing TBD Egalet-005 Exact timing TBD Beyond SPRIX® Nasal Spray Short-term pain Guardian Technology Commercial Products

Thank You @EgaletCorp Egalet.com